Long-term investments - Equity investments without readily determinable fair values (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Long-term investments.
Initial cost	¥ 174,560	$ 23,915	¥ 174,771
Net cumulative fair value adjustments	47,082	6,450	47,082
Impairment	(89,294)	(12,233)	(71,741)
Carrying Value	¥ 132,348	$ 18,132	¥ 150,112